EXHIBIT 10.3


                            SECTION 906 CERTIFICATION
                            -------------------------

                                  CERTIFICATION
                                  -------------

           (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

          In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of Elbit Systems Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. section .1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Joseph Gaspar, Corporate Vice President and Chief Financial Officer of the Company, certify, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               By:   /s/ Joseph Gaspar
                                                     -------------------
                                               Name:  Joseph Gaspar
                                               Title: Corporate Vice President
                                               and Chief Financial Officer
                                               Date: June 17, 2003

          A signed original of this written statement required by Section 906 has been provided to Elbit Systems Ltd. and will be retained by Elbit Systems Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.